EXHIBIT 10.3

AMENDMENT #2 TO CREDIT AGREEMENT

This AMENDMENT #2 TO CREDIT AGREEMENT, dated as of November 4, 2016 (this “Second Amendment”), is made among KADMON PHARMACEUTICALS, LLC, a Pennsylvania limited liability company,  (the “Borrower”), certain Affiliates of the Borrower listed on the signature pages hereof under the heading “GUARANTORS” (each a “Guarantor” and, collectively, the “Guarantors”), and the lenders listed on the signature pages hereof under the heading “LENDERS” (each  a “Lender” and, collectively, the “Lenders”), with respect to the Credit Agreement referred to below.

SECTION 1.1.1.       RECITALS

WHEREAS, the Borrower, the Guarantors and the Lenders are parties to a Credit Agreement, dated as of August 28, 2015 (as subsequently amended or otherwise modified, including pursuant to this Second Amendment, the “Credit Agreement”); and

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement (defined below) on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

SECTION 1.Definitions; Interpretation.

(a)Terms Defined in Credit Agreement.   All capitalized terms used in this Second Amendment (including in the preamble and recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b)Terms Defined in This Second Amendment.  The following terms when used in this Second Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” means the Credit Agreement as in effect immediately prior to the effectiveness of this Second Amendment.

“Guarantor” is defined in the preamble.

“Lender” is defined in the preamble.

“Second Amendment” is defined in the preamble.

“Second Amendment Effective Date” is defined in Section 3.

(c)Interpretation.  The rules of interpretation set forth in Section 1.02,  1.03 and 1.04 of the Credit Agreement shall be applicable to this Second Amendment and are incorporated herein by this reference.

SECTION 2.Amendments to Existing Credit Agreement.    Effective as of (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following defined terms in their respective alphabetically correct places:

“Disqualified Equity Interest” means, with respect to any Person, any Equity Interest of such Person that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (i) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), including pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (iii) provides for the scheduled payments of dividends in cash, or (iv) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after all monetary Obligations are satisfied in full in cash.

“Qualified Equity Interest” means, with respect to any Person, any Equity Interest of such Person that is not a Disqualified Equity Interest.

“Second Amendment” means the Amendment #2 to Credit Agreement, dated as of November 4, 2016, among the Borrower, the Guarantors party thereto and the Lenders party thereto.

“Second Amendment Effective Date” means the Second Amendment Effective Date as that term is defined in Section 3 of the Second Amendment.

(b)Section 3.01(a) of the Existing Credit Agreement is hereby amended in its entirety and to read as follows:

“Repayment.  Until the Payment Date occurring on August 31, 2017, no payments of principal of the Loans shall be due. On each Payment Date occurring on or after August 31, 2017, the Borrower shall repay the outstanding principal of the Loans at par in an amount equal to $380,000, by paying to each Lender its Proportionate Share of such amount on such Payment Date. To the extent not previously paid, the outstanding principal amount of the Loans, together with all other outstanding Obligations, shall be due and payable on the Maturity Date.”

(c)Section 9.17 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“9.17 Developmental Milestones.

(a) Not later than December 31, 2017, at least one patient shall have enrolled in a Phase 3 clinical trial for KD019-101 for the treatment of autosomal dominant polycystic kidney disease.

(b) Not later than December 31, 2016, at least one patient shall have enrolled in a Phase 2b clinical trial for KD025-205 for the treatment of psoriasis.

(c) Not later than December 31, 2016, the Borrower shall have submitted to FDA for acceptance an NDA for a 505(b)(2) or an abbreviated new drug application for trientine for the treatment of Wilson’s Disease.

(d) Not later than June 30, 2017, the Borrower shall have, for the purposes of advancing IND #069215 towards FDA approval, initiated a new clinical trial for KD019 (separate and distinct from the clinical trial referred to in clause (a) above) for the treatment of non-small cell lung cancer (NSCLC) with activating EGFR mutations and brain metastases or leptomeningeal disease.”

(d)Section 10 of the Existing Credit Agreement is hereby amended by adding new Section 10.03 to read as follows:

10.03 Future Capital Raising.  During the period commencing with the Second Amendment Effective Date and ending on  June 30, 2017, Holdings shall have received not less than $40,000,000 in gross cash proceeds from one or more sales, offerings or issuances of its Qualified Equity Interests.

SECTION 3.Conditions of Effectiveness.  This Second Amendment shall become effective upon, and shall be subject to, the prior or simultaneous satisfaction of each of the following conditions in a manner reasonably satisfactory to the Majority Lenders (the date when all such conditions are so satisfied being the “Second Amendment Effective Date”):

(a)The Lenders shall have received counterparts of this Second Amendment executed on behalf of the Borrower, Guarantors and all Lenders.

(b)The representations, warranties and reaffirmations set forth in Section 4 below shall be true and correct.

(c)The Lenders shall have received all fees, costs and expenses due and payable pursuant to Section 13.03(a)(i)(z) of the Credit Agreement (including without limitation the reasonable fees and expenses of Morrison & Foerster LLP, counsel to the Lenders if then invoiced, together with all other fees separately agreed to by the Borrower and the Lenders.

(d)All legal matters incident to the effectiveness of this Second Amendment shall be reasonably satisfactory to the Majority Lenders.

SECTION 4.Representations and Warranties; Reaffirmation.

(a)The Obligors hereby jointly and severally represent and warrant to each Lender as follows:

(i)Each Obligor has full power, authority and legal right to make and perform this Second Amendment.  This Second Amendment is within each Obligor’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action.  This Second Amendment has been duly executed and delivered by each Obligor and each of this Second Amendment and the Credit Agreement, as amended hereby, and each other Loan Document to which such Obligor is a party constitutes a legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).  Neither this Second Amendment nor the Credit Agreement (x) requires any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (y) violates any applicable Law or the charter, bylaws or other organizational documents of any Obligor or any of its Subsidiaries or any order of any Governmental Authority, other than any such violations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (z) violates or would reasonable likely to result in an event of default under any Material Agreement binding upon such Obligor or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(ii)The representations and warranties set forth in each Loan Document, in each case, are true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(iii)No Default has occurred or is continuing or will result after giving effect to this Second Amendment.

(b)Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations under each Loan Document (including without limitation the Credit Agreement) to which it is a party and agrees that each such Loan Document remains in full force and effect, undiminished by this Second Amendment, except as expressly provided herein; provided that, after the Second Amendment Effective Date, all references in any Loan Document to the “Credit Agreement”, “Loan Document”, “thereunder”, “thereof”, or words of similar import shall mean the Existing Credit Agreement and the Loan Documents, as amended or otherwise modified by this Second Amendment.  By executing this Second Amendment, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Second Amendment.

SECTION 5.Guarantors’ Acknowledgement and Consent.  Each Guarantor has read this Second Amendment and consents to the terms hereof and hereby acknowledges and agrees that any Loan Document to which such Person is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid, binding, and enforceable, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and by equitable principles relating to enforceability, and shall not be impaired or limited by the execution or effectiveness of this Second Amendment.  Each Guarantor acknowledges and agrees that (i) such Person is not required by the terms of the Credit Agreement or any other Loan Document to consent to the supplements and amendments to the Credit Agreement effected pursuant to this Second Amendment and (ii) nothing in the Credit Agreement, this Second Amendment or any other Loan Document shall be deemed to require the consent of such Person to any future supplements or amendments to the Credit Agreement.

SECTION 6.Miscellaneous.

(a)No Waiver.  Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Existing Credit Agreement, the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as expressly amended hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.

(b)Severability.  In case any provision of or obligation under this Second Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c)Headings.  Headings and captions used in this Second Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d)Integration.  This Second Amendment constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.  This Second Amendment shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including Section 13 thereof (including, without limitation, Sections 13.09,  13.10 and 13.11).

(e)This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(f)Counterparts.  This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

(g)Controlling Provisions.  In the event of any inconsistencies between the provisions of this Second Amendment and the provisions of any other Loan Document, the provisions of this Second Amendment shall govern and prevail.  Except as expressly modified by this Second Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment, as of the date first above written.

BORROWER:

KADMON PHARMACEUTICALS, LLC

By _______________________________________

Harlan W. Waksal

President and Chief Executive Officer

GUARANTORS:

KADMON CORPORATION, LLC

By _______________________________________

Harlan W. Waksal

President and Chief Executive Officer

KADMON HOLDINGS, LLC

By _______________________________________

Harlan W. Waksal

President and Chief Executive Officer

KADMON RESEARCH INSTITUTE, LLC

By _______________________________________

Harlan W. Waksal

President and Chief Executive Officer

THREE RIVERS RESEARCH INSTITUTE I, LLC

By _______________________________________

Harlan W. Waksal

President and Chief Executive Officer

THREE RIVERS BIOLOGICS, LLC

By _______________________________________

Harlan W. Waksal

President and Chief Executive Officer

THREE RIVERS GLOBAL PHARMA, LLC

By _______________________________________

Harlan W. Waksal

President and Chief Executive Officer

COLLATERAL REPRESENTATIVE:

PERCEPTIVE CREDIT HOLDINGS, LP

By Perceptive Credit Opportunities GP, LLC, its general partner

By ____________________________________

Sandeep Dixit

Chief Credit Officer

By ____________________________________

Name:

Title:

LENDERS:

PERCEPTIVE CREDIT HOLDINGS, LP

By Perceptive Credit Opportunities GP, LLC, its general partner

By ____________________________________

Sandeep Dixit

Chief Credit Officer

By ____________________________________

Name:

Title:

GOLDENTREE CREDIT OPPORTUNITIES, LP

By GoldenTree Asset Management, LP

By ____________________________________

Name:

Title:

GOLDENTREE CREDIT OPPORTUNITIES, LTD

By GoldenTree Asset Management, LP

By ____________________________________

Name:

Title:

GOLDENTREE INSURANCE FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, LPBY GOLDENTREE ASSET MANAGEMENT, LP

By GoldenTree Asset Management, LP

By ____________________________________

Name:

Title:

GT NM, LP

By GoldenTree Asset Management, LP

By ____________________________________

Name:

Title:

SAN BERNARDINO COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION

By GoldenTree Asset Management, LP

By ____________________________________

Name:

Title: